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                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 333-45954, 333-45956, 333-55614,
333-55946) of Avaya Inc. of our report dated June 21, 2002 relating to the financial statements and the supplemental schedule of the AVAYA INC. SAVINGS PLAN, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP
New York, New York
June 21, 2002